Exhibit 10.3

FIRST AMENDMENT TO THE SECOND FORBEARANCE AND SEVENTH AMENDMENT TO REVOLVING CREDIT AND SECURITY AGREEMENT

This FIRST AMENDMENT TO THE SECOND FORBEARANCE AND SEVENTH AMENDMENT TO REVOLVING CREDIT AND SECURITY AGREEMENT (this “Agreement”), is made and entered into as of March 8, 2022 (the “Effective Date”), by and among ION GEOPHYSICAL CORPORATION, a Delaware corporation (“Geophysical”), ION EXPLORATION PRODUCTS (U.S.A.), INC., a Delaware corporation (“Exploration”), I/O MARINE SYSTEMS, INC., a Louisiana corporation (“Marine”), GX TECHNOLOGY CORPORATION, a Texas corporation (“GXT”), GX GEOSCIENCE CORPORATION, S. DE R.L. DE C.V., a Sociedad de Responsabilidad Limitada de Capital Variable organized under the laws of Mexico (“GX Geoscience” and, together with Geophysical, Exploration, Marine and GXT, collectively, the “Borrowers”, and each a “Borrower”), the financial institutions party hereto as lenders (collectively, the “Lenders” and each individually a “Lender”) and ANKURA TRUST COMPANY, LLC, a Delaware limited liability company (“Ankura”), as agent for Lenders (Ankura, in such capacity, together with its successors and assignees in such capacity, the “Agent”).

BACKGROUND

A.    On August 22, 2014, Borrowers, Lenders, and Agent entered into that certain Revolving Credit and Security Agreement (as amended, restated, amended and restated, extended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”).

B.    On February 14, 2022, Borrowers, Agent, and Lenders entered into a Second Forbearance and Sixth Amendment to Revolving Credit and Security Agreement (“Second Forbearance”), pursuant to which, inter alia, Agent and Lenders agreed to forbear from accelerating the Obligations and exercising remedies under the Credit Agreement with respect to the Specified Default;

C.    Borrowers have requested that Agent and the Lenders (i) continue to forbear from accelerating the Obligations and exercising remedies under the Credit Agreement with respect to the Specified Default and (ii) modify certain terms and conditions hereafter set forth, and subject to the terms and conditions hereof, the Agent and Lenders are willing to do so; and

D.    Agent and the Lenders are willing to accommodate the Borrowers’ request subject to the terms and conditions herein. Accordingly, Agent, the Lenders and the Borrowers hereby agree as follows:

NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of all of which are acknowledged, the Loan Parties, the Agent and the Lenders agree as follows:

 1.    Definitions, Generally. Except as expressly set forth herein, all capitalized terms used and not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

 2.    Acknowledgements by Borrowers

(a)    Acknowledgment of Debt. As of the close of business on March 7, 2022, each Borrower is indebted, jointly and severally, to Lenders and Agent, without defense, deduction, setoff, claim or counterclaim, of any nature, under the Credit Agreement and the Other Documents in the aggregate principal amount of $15,600,000 in respect of the Advances, plus accrued and continually accruing interest, fees, costs and expenses;

(b)    Acknowledgment that Liabilities Continue in Full Force and Effect. That the Obligations and all other respective liabilities and obligations of the Borrowers under the Other Documents shall remain in full force and effect, and shall not be released, impaired, diminished or in any other way modified or amended as a result of the execution and delivery of this Agreement or by the agreements and undertakings of the parties contained herein; and

(c)    Acknowledgment of Perfection of Security Interest. As of the date hereof, the security interests and Liens granted to the Agent, for its benefit and the benefit of the Secured Parties, under the Credit Agreement and the Other Documents securing the Obligations are in full force and effect, are properly perfected and are enforceable in accordance with the terms of the Credit Agreement and the Other Documents.

 3.    Amendment to Second Forbearance. Effective as of the Effective Date, Section 3(a) of the Second Forbearance is hereby amended by deleting the date “March 8, 2022” and replacing the same with “April 4, 2022”.

 4.    Amendments to Credit Agreement. Effective as of the Effective Date, the Credit Agreement is hereby amended as follows:

(a)         All defined terms referencing PNC Bank, National Association as the Agent in the Credit Agreement and the Other Documents are hereby amended to reference Ankura as the Agent thereunder.

(b)         The definition of “Base Rate” in Section 1.2 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Base Rate” means the U.S. prime rate as shown in the Eastern Edition of The Wall Street Journal on such day, or, if such day is not a Business Day, on the immediately preceding Business Day (and, if the Eastern Edition of The Wall Street Journal for any reason ceases to publish a U.S. prime rate, then the Base Rate shall be such prime rate as published from time to time in any other publication or reference source designated by the Agent in its discretion); provided, that the Base Rate is a reference rate and does not necessarily represent the best or lowest rate charged by any Lender.

(c)         The definition of “Federal Funds Open Rate” in Section 1.2 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Federal Funds Open Rate” shall mean for any day the rate per annum (based on a year of 360 days and actual days elapsed) which is the daily federal funds open rate as quoted by ICAP North America, Inc. (or any successor) as set forth on the Bloomberg Screen BTMM for that day opposite the caption “OPEN” (or on such other substitute Bloomberg Screen that displays such rate) (or if such rate for such day does not appear on the Bloomberg Screen BTMM (or any substitute screen), or if there shall at any time, for any reason, no longer exist a Bloomberg Screen BTMM (or any substitute screen), a comparable replacement rate determined by the Agent at such time (which determination shall be conclusive absent manifest error); provided however, that if such day is not a Business Day, the Federal Funds Open Rate for such day shall be the “open” rate on the immediately preceding Business Day. If and when the Federal Funds Open Rate changes, the rate of interest with respect to any advance to which the Federal Funds Open Rate applies will change automatically without notice to Borrowers, effective on the date of any such change.

(d)         The definition of “Fee Letter” in Section 1.2 of the Credit Agreement is amended and restated in its entirety to read as follows:

“Fee Letter” shall mean the fee letter dated March 8, 2022, by and among the Borrowers and Ankura, as amended, restated, supplemented, or otherwise modified from time to time.

(e)         Section 1.2 of the Credit Agreement is hereby amended by deleting the definition of “PNC” therein and replacing it with the following new definition in the correct alphabetical order therein:

“Ankura” shall mean Ankura Trust Company, LLC, a Delaware limited liability company, and its successors and assigns.

(f)         The definition of “Issuer” in Section 1.2 of the Credit Agreement is amended and restated in its entirety to read as follows:

“Issuer” shall mean any lender that is an issuer of Letters of Credit hereunder.

(g)          The definition of “Swing Loan Lender” in Section 1.2 of the Credit Agreement is amended and restated in its entirety to read as follows:

“Swing Loan Lender” shall mean any lender of the Swing Loans hereunder.

(h)         Section 2.10 of the Credit Agreement is amended by deleting the second and third sentences of such section in their entirety.

(i)         Section 9.12 of the Credit Agreement is hereby deleted in its entirety.

(j)         The “SECOND” clause in Section 11.5 of the Credit Agreement is amended and restated in its entirety to read as follows:

“SECOND, to payment of any fees, costs, expenses, indemnities, or other amounts then due to the Agent under the Credit Agreement and the Other Documents;”

(k)         The first sentence of Section 14.1 of the Credit Agreement is amended and restated in its entirety to read as follows:

“Appointment.          Each Lender hereby designates Ankura to act as Agent for such Lender under this Agreement and the Other Documents.”

(l)         The first and second sentences of Section 14.2 of the Credit Agreement is amended and restated in its entirety to read as follows:

“Notwithstanding any provision to the contrary contained elsewhere herein or in any Other Document, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any Other Document or otherwise exist against the Agent. Neither Agent nor any of its members, managers, officers, directors, employees, agents, attorneys-in-fact, representatives, or advisors (the “Agent-Related Parties”) shall be (i) liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Agent shall believe in good faith shall be necessary), (ii) liable for any action taken or omitted by them as such hereunder or in connection herewith, unless caused by their gross (not mere) negligence or willful misconduct (as determined by a court of competent jurisdiction in a final nonappealable judgment) (which shall not include any action taken or omitted to be taken in accordance with clause (i), for which none of them shall have any liability), or (iii) responsible in any manner for or liable for or have any duty to ascertain or inquire into or monitor (a) any recitals, statements, representations or warranties made by any Loan Party or any officer thereof contained in this Agreement or in any of the Other Documents or in any certificate, report, statement or other document referred to or provided for in, or received by Agent under or in connection with, this Agreement or any of the Other Documents, (b) the value, validity, effectiveness, genuineness, due execution, enforceability or sufficiency of this Agreement or any of the Other Documents, (c) any failure of any Loan Party to perform its obligations hereunder or under any of the Other Documents, (d) the creation, preservation, perfection, maintenance or continuation of perfection, or priority of any Lien purported to be created by this Agreement or any of the Other Documents, (e) the value or the sufficiency of any Collateral, (f) whether the Collateral exists, is owned by the Loan Parties, is cared for, protected, or insured or has been encumbered, or meets the eligibility criteria applicable in respect thereof, or (g) the inspection of the properties, books or records of any Loan Party or any Affiliate thereof.”

(m)         A new Section 14.14 of the Credit Agreement is hereby added as follows:

14.14. Additional Agency Provisions.

“(a)         For the avoidance of doubt, and without limiting the other protections set forth in this Article XIV, with respect to any determination, designation, or judgment to be made by the Agent herein or in any Other Document, the Agent shall be entitled to request that the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Agent shall believe in good faith shall be necessary) make or confirm such determination, designation, or judgment.

(b)         The provisions of this Article XIV are solely for the benefit of the Agent, the Lenders, and the other Secured Parties, and no Loan Party has rights as a third party beneficiary of any of such provisions.

(c)         To the extent required by any applicable Law, the Agent may deduct or withhold from any payment to any Lender under this Agreement or any Other Document an amount equivalent to any applicable withholding Tax. If the Internal Revenue Service or any other Governmental Body asserts a claim that the Agent did not properly withhold Tax from amounts paid to or for the account of any Lender for any reason (including because the appropriate form was not delivered or was not properly executed or because such Lender failed to notify the Agent of a change in circumstance that rendered the exemption from, or reduction of, withholding Tax ineffective), such Lender shall indemnify and hold harmless the Agent fully for all amounts paid, directly or indirectly, by the Agent as Tax or otherwise, including any penalties, additions to Tax or interest and together with all expenses (including legal expenses, allocated internal costs and out-of-pocket expenses) incurred, whether or not such Tax was correctly or legally imposed or asserted by the relevant Governmental Body. A certificate as to the amount of such payment or liability delivered to any Lender by the Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Agent to set off and apply any amounts at any time owing to such Lender under this Agreement or any Other Document against any amount due the Agent under this Section 14.14(c). For the avoidance of doubt, this Section 14.14(c) shall not limit the obligations of the Loan Parties under Section 3.10 or any other provision of this Agreement.

(d)         The agreements in this Article XIV shall survive the resignation of the Agent, the repayment, satisfaction or discharge of all the other Obligations, and the termination of this Agreement or any other Other Document.”

(n)         Clause 16.2(b)(vii) of the Credit Agreement is amended and restated in its entirety to read as follows:

“(vii)     change the rights or duties of, or any fees or other amounts payable to, the Agent under this Agreement or any Other Document without the written consent of the Agent;”

(o)         The first sentence of Section 16.3(b) is hereby amended by adding the following proviso at the end of such sentence:

“provided, further, that such Lender’s obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, and (C) the Borrowers, the Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement.”

(p)         Clauses (1) and (2) of Section 16.5 are amended and restated in their entirety to read as follows:

“(1) the gross negligence or willful misconduct of the party to be indemnified, (2) other than with respect to Agent and its Indemnified Parties, any material breach (or, in the case of a proceeding brought by any Borrower, any breach) of this Agreement or any Other Document by the party to be indemnified or”

(q)         Section 16.6 to the Credit Agreement is amended to delete the notice information for PNC and to add the following:

(A)         If to Agent or Ankura at:

Ankura Trust Company, LLC

140 Sherman Street, 4th Floor

Fairfield, CT 06824

Attention:   Michael Fey, Beth Micena, Krista Gulalo

Email:         michael.fey@ankura.com; beth.micena@ankura.com; krista.gulalo@ankura.com with a copy (which shall not constitute notice) to:

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036
Attention:  Mark Somerstein

Email:        Mark.Somerstein@ropesgray.com

(r)         Section 16.6 to the Credit Agreement is amended to add the following new clauses (h) and (i):

“(h)         The Borrowers agree that the Agent may, but shall not be obligated to, make any notice, demand, communication, information, document or other material provided by or on behalf of any Loan Party pursuant to this Agreement or any Other Document or the transactions contemplated herein or therein (“Communications”) available to the Lenders by posting the Communications on IntraLinks™, DebtDomain, SyndTrak, ClearPar or any other electronic platform chosen by the Agent to be its electronic transmission system (the “Platform”). Each of the Lenders and the Borrowers hereby approves distribution of the Communications through the Platform and understands and assumes the risks of such distribution. Each Lender agrees that notice to it (as provided in the next sentence) specifying that Communications have been posted to the Platform shall constitute effective delivery of the Communications to such Lender for purposes of this Agreement and any Other Document. Each Lender agrees (i) to notify the Agent in writing (which could be in the form of electronic communication) from time to time of such Lender’s email address to which the foregoing notice may be sent by electronic transmission and (ii) that the foregoing notice may be sent to such email address.

“(i)         THE PLATFORM AND THE COMMUNICATIONS ARE PROVIDED “AS IS” AND “AS AVAILABLE”. THE AGENT-RELATED PARTIES DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE COMMUNICATIONS, OR THE ADEQUACY OF THE PLATFORM AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS OR OMISSIONS IN THE PLATFORM AND THE COMMUNICATIONS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY THE AGENT-RELATED PARTIES IN CONNECTION WITH THE COMMUNICATIONS OR THE PLATFORM. IN NO EVENT SHALL ANY AGENT-RELATED PARTY HAVE ANY LIABILITY TO ANY LOAN PARTY, ANY LENDER OR ANY OTHER PERSON OR ENTITY FOR DAMAGES OF ANY KIND, INCLUDING DIRECT OR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, LOSSES OR EXPENSES (WHETHER IN TORT, CONTRACT OR OTHERWISE) ARISING OUT OF ANY LOAN PARTY’S OR THE AGENT’S TRANSMISSION OF COMMUNICATIONS THROUGH THE INTERNET OR THE PLATFORM.”

(s)         Each reference to PNC in its capacity as Agent in the exhibits to the Credit Agreement and in the Other Documents is hereby deemed to refer to Ankura.

 5.    Conditions to Effectiveness of this Agreement. Notwithstanding any other provision of this Agreement and without affecting in any manner the rights of the Agent and Lenders hereunder, it is understood and agreed that this Agreement shall become effective, and the Borrowers shall have rights under this Agreement, upon the receipt by the Agent of each of the following:

(a)    Executed counterparts of this Agreement from Borrowers and the Lender;

(b)    Payment of all reasonable out-of-pocket costs and expenses of the Agent and Lenders in connection with the Borrowers and its Affiliates through the date of this Agreement, including, without limitation, in connection with the negotiation, preparation, execution and delivery of this Agreement, including, without limitation, the reasonable fees and out-of-pocket expenses of outside counsel and other outside advisors for the Agent and Lenders; and

(c)    The representations and warranties in this Agreement shall be true and correct on and as of such date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all respects as of such earlier date.

 6.    Representations and Warranties. To induce the Agent and Lenders to enter into this Agreement, each Borrower represents and warrants to the Agent and Lenders that:

(a)    Each Borrower and each Subsidiary (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (ii) has all requisite power and authority to carry on its business as now conducted and is qualified to do business in, and (iii) is in good standing in, every jurisdiction where such qualification is required, except where such failure in each case could not reasonably be expected to result in a Material Adverse Effect;

(b)    The execution, delivery and performance of this Agreement by such Borrower are within such Borrower’s organizational powers and have been duly authorized by all necessary organizational action and, if required, actions by equity holders;

(c)    The execution, delivery and performance of this Agreement by such Borrower (i) does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Body, except (x) such as have been obtained or made and are in full force and effect, (y) filings necessary to perfect Liens created pursuant to the Other Documents and release existing liens, and (z) consents, approvals, registrations, filings or actions the failure of which to obtain or make could not reasonably be expected to result in a Material Adverse Effect, (ii) does not violate any Applicable Law except as could not reasonably be expected to result in a Material Adverse Effect, (iii) does not violate or result in a default under any Material Contract, or give rise to a right thereunder to require any payment to be made by any Borrower or any Subsidiary, and (iv) does not result in the creation or imposition of any Lien on any asset of any Borrower or any Subsidiary, except Liens created pursuant to the Other Documents or otherwise permitted thereunder;

(d)    This Agreement has been duly executed and delivered by such Borrower and constitutes a legal, valid and binding obligation of such Borrower, enforceable in accordance with its terms; and

(e)    After giving effect to this Agreement and any changes in facts and circumstances that are not prohibited by the terms of the Credit Agreement, the representations and warranties contained in the Credit Agreement and the Other Documents are true and correct in all material respects (without duplication of any materiality qualifier therein) as of the date hereof (except to the extent any such representations and warranties specifically relate to a specific date, in which case such representations and warranties were true and correct in all material respects (without duplication of any materiality qualifier therein) on and as of such other specific date.

 7.    Mutual Acknowledgement of Debt. Each of the parties hereto acknowledge and agree that Schedule 1 hereto sets forth, as of the close of business on March 7, 2022, (i) the list of all Lenders and the outstanding principal amount of, and accrued and unpaid interest on, the Advances owing to each such Lender under the Credit Agreement, (ii) the status of the Advances as Domestic Rate Loans and the status of the Revolving Commitments, (iii) the Alternate Base Rate applicable to the outstanding Domestic Rate Loans and whether the Default Rate has been imposed, and (iv) the amount of the fees owing to each Lender.  Schedule 1 shall constitute the Register as of the Effective Date, and the Agent shall be entitled to conclusively rely upon, and shall not incur any liability for relying upon Schedule 1, including, without limitation, for the purpose of making any calculation, determination, or distribution under the Credit Agreement and the Other Documents.

 8.    Effect of Agreement. Except as expressly set forth herein, this Agreement shall not, by implication or otherwise, limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of Agent or any Lender under the Credit Agreement or any Other Document, and, except as expressly set forth herein, this Agreement shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any Other Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrowers to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any Other Document in similar or different circumstances.

Except as set forth expressly herein, all terms of the Credit Agreement, as amended hereby, and the Other Documents shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Borrowers to the Agent and Lenders. The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agent or Lenders under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement and the Agent and Lenders require strict compliance with all of the terms and conditions of the Credit Agreement and each of the Other Documents in the future. It is expressly stated that the parties are not entering into a mutual disregard of the terms and provisions of any Other Document. This Agreement shall constitute an Other Document for all purposes of the Credit Agreement.

Nothing contained in this Agreement or any other communication between Agent and/or Lenders and any Borrower shall be a waiver of any past, present or future violation, Default or Event of Default of any Borrower under the Credit Agreement or any Other Document. Similarly, each Agent and Lender hereby expressly reserves any rights, privileges and remedies under the Credit Agreement and each Other Document that such Agent or Lender may have with respect to each violation, Default or Event of Default, and any failure by any Agent or Lender to exercise any right, privilege or remedy as a result of the violation set forth above shall not directly or indirectly in any way whatsoever either (i) impair, prejudice or otherwise adversely affect the rights of Agent or Lenders, except as set forth herein, at any time to exercise any right, privilege or remedy in connection with the Credit Agreement or any Other Document, (ii) amend or alter any provision of the Credit Agreement or any Other Document or any other contract or instrument, or (iii) constitute any course of conduct, course of dealing or other basis for altering any obligation of any Borrower or any rights, privilege or remedy of Agent or Lenders under the Credit Agreement or any Other Document or any other contract or instrument. Nothing in this Agreement shall be construed to be a consent by Agent or Lenders to any prior, existing or future violations of the Credit Agreement or any Other Document or to any other transaction involving any Borrower.

 9.    Ratification; Reaffirmation. Each of the Borrowers hereby restate, ratify and reaffirm each and every term, covenant and condition set forth in the Credit Agreement and the Other Documents effective as of the date hereof. Each of the Borrowers acknowledges and reaffirms that (i) all Liens granted to the Agent and Lenders under the Credit Agreement or any Other Documents remain in full force and effect and shall continue to secure the Obligations and (ii) the validity, perfection or priority of the Liens will not be impaired by this Agreement.

10.    Miscellaneous.

(a)    Governing Law; Waivers; Etc. After the date hereof, any reference to the “Credit Agreement” or the “Agreement” in the Credit Agreement or to the “Credit Agreement” in any Other Document, shall mean the Credit Agreement as modified hereby. This Agreement shall be subject to the provisions regarding interpretation, governing law, waiver of jury trial and special damages, jurisdiction and venue applicable to the Credit Agreement.

(b)    No Novation. Nothing in this Agreement shall be construed to constitute a novation of the Obligations or any other indebtedness arising under the Other Documents, related to the Obligations, or to release, satisfy, discharge or otherwise affect or impair in any manner whatsoever (i) the validity or enforceability of the Obligations or any other indebtedness arising under the Credit Agreement or any Other Document; (ii) the charges, liens, pledges, security interests, assignments and conveyances effected by the Credit Agreement and any other agreement securing the Obligations or any other obligations arising under the Credit Agreement or any Other Document, or the priority thereof; (iii) the liability of any Loan Party under the Credit Agreement and all Other Documents or any other Person that may now or hereafter be liable under the Credit Agreement and the Other Documents or any agreement securing the same; and (iv) any other security or instrument now or hereafter held by the Agent or any Lender as security for or as evidence of any of the above described indebtedness. Without limiting the foregoing, the Agent and each Lender hereby reserves any and all rights and remedies available to Agent and/or Lenders at law, in equity, by agreement (including under the Credit Agreement and all Other Documents), or otherwise.

(c)    Release. Each Borrower hereby acknowledges that it has no defense, counterclaim, offset, cross‑complaint, claim or demand of any kind or nature whatsoever that can be asserted to reduce or eliminate all or any part of its liability to repay any loans or extensions of credit from Agent and Lenders to such Borrower under the Credit Agreement or the Other Documents or to seek affirmative relief or damages of any kind or nature from Lenders and the Agent. Each Borrower hereby voluntarily and knowingly releases and forever discharges Lenders, the Agent, their predecessors, agents, employees, officers, directors, partners, servants representatives, attorneys, consultants, advisors, affiliates, successors and assigns (collectively, the “Released Parties”), from all possible claims, suits, debts, liens, losses, demands, actions, causes of action, rights, damages, costs, expenses, and liabilities of any kind, known or unknown, anticipated or unanticipated, suspected or unsuspected, fixed, contingent, or conditional, at law or in equity, originating in whole or in part on or before the effectiveness of this Agreement, which such Borrower may now or hereafter have against the Released Parties, if any, and irrespective of whether any such claims arise out of contract, tort, violation of law or regulations, or otherwise, and arising out of, relating to, or in connection with the Borrowers, Affiliates of the Borrowers, the lending relationship among the Secured Parties and Loan Parties, any action or inaction by any Secured Party, the Obligations, the Credit Agreement or the Other Documents to which such Person is a party, including, without limitation, any contracting for, charging, taking, reserving, collecting or receiving interest in excess of the highest lawful rate applicable, the exercise of any rights and remedies under the Credit Agreement or Other Documents, and negotiation for and execution of this Agreement (the “Released Claims”). Each Borrower hereby covenants and agrees never to institute any action or suit at law or in equity, nor institute, prosecute, or in any way aid in the institution or prosecution of, any claim, action or cause of action, rights to recover debts or demands of any nature against any of the released parties arising out of or related to a released party's actions, omissions, statements, requests or demands in administering, enforcing, monitoring, collecting or attempting to collect, the obligations, indebtedness and other obligations of an obligor to a released party. Each Borrower agrees to indemnify and hold Agent and each Lender harmless from any and all matters released pursuant to this paragraph. Each Borrower acknowledges that the agreements in this paragraph are intended to be in full satisfaction of all or any alleged injuries or damages to such Released Party arising in connection with such matters released pursuant to the other provisions of this paragraph. Each Borrower represents and warrants to Agent and Lenders that it has not purported to transfer, assign or otherwise convey any right, title or interest of a Borrower in any Released Claim to any other Person and that the foregoing constitutes a full and complete release of each Borrower’s claims with respect to all such matters. The provisions of this Section 10(c) and the representations, warranties, releases, waivers, acquittances, discharges, covenants, agreements and indemnifications contained herein (a) constitute a material consideration for and inducement to Agent and Lenders entering into this Agreement, (b) do not constitute an admission of or basis for establishing any duty, obligation or liability of Agent or a Lender to a Borrower or any other Person, (c) do not constitute an admission of or basis for establishing any liability, wrongdoing, or violation of any obligation, duty or agreement of Agent or a Lender to a Borrower or any other Person, and (d) shall not be used as evidence against Agent or a Lender by a Borrower, any successor of a Borrower, or any other Person for any purpose.

(d)    Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by facsimile, PDF or electronic mail shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by facsimile or electronic mail shall, if requested by the other party, also deliver an original executed counterpart of this Agreement, but the failure to do so shall not affect the validity, enforceability or binding effect of this Agreement.

(e)    Binding Nature; Third Parties. This Agreement shall be binding upon and inure to the benefit of the parties hereto, their respective successors, successors-in-titles, and permitted assigns. No rights or claims are intended to be created hereunder for the benefit of any purported third-party beneficiary hereof.

(f)    Advice of Counsel. The parties hereto acknowledge that each has consulted with independent legal counsel concerning this Agreement and have knowingly and voluntarily entered into this Agreement and accepted the terms and conditions hereof.

(g)    Entire Understanding. This Agreement sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.

(h)    Agent Direction. Each Lender party hereto (which collectively constitute all of the Lenders under and as defined in the Credit Agreement) hereby (i) consents to the execution, delivery, and performance by the Agent of this Agreement, (ii) authorizes and directs the Agent to execute and deliver this Agreement and to take or forbear from taking any and all actions as set forth herein, and (iii) acknowledges and agrees that (x) the foregoing directed action constitutes a direction from all the Lenders under Article XIV of the Credit Agreement (as amended hereby), (y) Article XIV and Sections 16.5 and 16.9 of the Credit Agreement (as amended hereby) and any other rights, privileges, protections, immunities, exculpations, and indemnities in favor of the Agent hereunder apply to any and all actions taken or not taken by the Agent in accordance with such direction, and (z) the Agent may conclusively rely upon (and shall be fully protected in relying upon) the Register in determining each Lender’s ownership of the Advances on and as of the date hereof. Each undersigned Lender hereby severally, and not jointly, represents and warrants to the Agent that, on and as of the date hereof, it is duly authorized to give the foregoing direction to the Agent.

[Signature Pages Follow]

ANKURA TRUST COMPANY, LLC,

as Agent

By:         /s/ Krista Gulalo

Name:    Krista Gulalo
Title:      Managing Director

REDACTED

By: Redacted

By: Redacted

By:  /s/ Redacted

Name:

Title:

REDACTED

By: Redacted

By: Redacted

By:  /s/ Redacted

Name:

Title:

REDACTED

By: Redacted

By: Redacted

By:  /s/ Redacted

Name:

Title:

REDACTED, as a Purchasing Lender

By:  /s/ Redacted

Name:

Title:

REDACTED, as a Purchasing Lender

By:  /s/ Redacted

Name:

Title:

REDACTED, as a Purchasing Lender

By:  /s/ Redacted

Name:

Title:

REDACTED, as a Purchasing Lender

By:  /s/ Redacted

Name:

Title:

BORROWERS:

ION GEOPHYSICAL CORPORATION

By:             /s/ Michael Morrison

Name:        Michael Morrison

Title:          EVP & CFO

ION EXPLORATION PRODUCTS (U.S.A.), INC.

By:             /s/ Michael Morrison

Name:        Michael Morrison

Title:          EVP & CFO

I/O MARINE SYSTEMS, INC.

By:             /s/ Michael Morrison

Name:        Michael Morrison

Title:          Vice President

GX TECHNOLOGY CORPORATION

By:             /s/ Michael Morrison

Name:        Michael Morrison

Title:          Vice President

GX GEOSCIENCE Corporation, S. DE R.L. DE C.V.

By:             /s/ Michael Morrison

Name:        Michael Morrison

Title:          Vice President  and Attorney-in-Fact